UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2017

Life Clips, Inc.

(Exact Name of Registrant as Specified in its Charter)

Wyoming	000-55697	46-2378100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harbour Centre, 18851 NE 29th Ave., Suite 700, Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

(800) 292-8991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2017, Huey Long, the Chief Executive Officer of Life Clips, Inc. (the “Company”) and a member of the Company’s board of directors, notified the Company’s board of directors of his resignation as Chief Executive Officer and a director, effective November 24, 2017. Mr. Long sent a letter (the “Resignation Letter”), dated November 10, 2017, to the Company’s board of directors relating to his resignation in which he alleged that the Company’s “Miami-based convertible note holders continue to strengthen their grip on the Company” and indicated that he had not been paid by the Company since July 2017. In connection with his resignation, Mr. Long proposed that he and the Company enter into a mutual release agreement and that the Company execute a promissory note in Mr. Long’s favor. As of the date hereof, the Company has not entered into a mutual release agreement with Mr. Long and has not executed a promissory note in Mr. Long’s favor. A copy of the Resignation Letter is attached hereto as Exhibit 17.1.

The Company provided Mr. Long with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and provided Mr. Long with the opportunity to furnish the Company as promptly as possible with a letter addressed to the Commission stating whether or not he agrees with the statements herein and, if not, stating the respects in which he does not agree. If the Company receives such a letter from Mr. Long, the Company will attach a copy of the letter as an exhibit to an amendment to this Current Report on Form 8-K within two business days after receipt by the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

17.1	Letter from Huey Long to the registrant dated November 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Dated: November 15, 2017	/s/ Victoria Rudman
Victoria Rudman, Chief Financial Officer